                            POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS:

   WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended,
(i) Registration Statements on Form S-4, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of guarantees by the Company (the "Guarantees"), in conjunction with a registration by MediaOne Capital Funding, Inc. or such other finance company of MediaOne as the Company may organize ("Capital Funding") and by certain MediaOne Delaware business trusts (each a "Special Purpose Trust") to be organized by the Company, of up to $1,080,000,000 of TOPrS (together with the Guarantees, the "Securities"), and

   WHEREAS, each of the undersigned is a Director of the Company;

   NOW, THEREFORE, each of the undersigned constitutes and appoints MICHAEL
P. GLINSKY, JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

   IN WITNESS WHEREOF,each of the undersigned has executed this Power of Attorney this 13th day of March 1998.


/s/ ROBERT L. CRANDALL                          /s/ CHARLES M. LILLIS
------------------------------                 -------------------------
Robert L. Crandall                             Charles M. Lillis


/s/ GRANT A. DOVE                               /s/ RICHARD D. MCCORMICK
------------------------------                 -------------------------
Grant A. Dove                                  Richard D. McCormick


/s/ ALLAN D. GILMOUR                            /s/  MARILYN C. NELSON
------------------------------                 -------------------------
Allan D. Gilmour                               Marilyn C. Nelson

/s/ PIERSON M. GRIEVE                          /s/  FRANK POPOFF
------------------------------                 -------------------------
Pierson M. Grieve                              Frank Popoff


/s/ GEORGE J. HARAD                            /s/  CHARLES P. RUSS III
------------------------------                 -------------------------
George J. Harad                                Charles P. Russ III


/s/ LOUIS A. SIMPSON                           /s/ SOLOMON D. TRUJILLO
------------------------------                 -------------------------
Louis A. Simpson                               Solomon D. Trujillo


/s/ JOHN "JACK" SLEVIN                         /s/  JERRY O. WILLIAMS
------------------------------                 -------------------------
John "Jack" Slevin                             Jerry O. Williams


/s/ ALLEN F. JACOBSON
------------------------------
Allen F. Jacobson

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation, (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended,
(i) Registration Statements on Form S-4, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of guarantees by the Company (the "Guarantees"), in conjunction with a registration by MediaOne Capital Funding, Inc. or such other finance company of MedaiOne as the Company may organize ("Capital Funding") and by certain MediaOne Delaware business trusts (each a "Special Purpose Trust") to be organized by the Company, of up to $1,080,000,000 of TOPrS (together with the Guarantees, the "Securities"); and

     WHEREAS, the undersigned is an Officer of the Company;

     NOW, THEREFORE, the undersigned constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as Officer of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.




/s/ RICHARD  D. MCCORMICK
----------------------------------
Richard D. McCormick
Chairman of the Board, Chief Executive
Officer and President

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Delaware corporation, (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended,
(i) Registration Statements on Form S-4, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of guarantees by the Company (the "Guarantees"), in conjunction with a registration by MediaOne Capital Funding, Inc. or such other finance company of MedaiOne as the Company may organize ("Capital Funding") and by certain MediaOne Delaware business trusts (each a "Special Purpose Trust") to be organized by the Company, of up to $1,080,000,000 of TOPrS (together with the Guarantees, the "Securities"); and

     WHEREAS, the undersigned is an Officer of the Company;

     NOW, THEREFORE, the undersigned constitutes and appoints JAMES T. ANDERSON and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as Officer of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1998.




/s/ MICHAEL P. GLINSKY
----------------------------------
Michael P. Glinsky
Executive Vice President and
Chief Financial Officer

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, MediaOne Group Funding, Inc., a Delaware corporation, (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of Debt Securities of the Company in connection with an offer to exchange the 7.96% Trust Originated Preferred Securities ("TOPrS") previously issued by U S WEST Financing I for TOPrS to be issued by MediaOne Finance I, or cash, and an offer to exchange the 8-1/4% TOPrS previously issued by U S WEST Financing II for TOPrS to be issued by MediaOne Finance Trust II, or cash; and

     WHEREAS, the undersigned is a Director or Officer of the Company, or both;

     NOW, THEREFORE, each of the undersigned constitutes and appoints STEPHEN
E. BRILZ as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as Officer and/or Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of April, 1998.




/s/ CONSTANCE P. CAMPBELL
----------------------------------
Constance P. Campbell
President and Director



/s/ RAHN K. PORTER
----------------------------------
Rahn K. Porter
Vice President